CRESCENT ISP OPERATIONS
__________

     UNAUDITED CONDENSED FINANCIAL STATEMENTS
for the period from January 1, 2004 to June 21, 2004
and for the six months ended June 30, 2003

F-1

CRESCENT ISP OPERATIONS
TABLE OF CONTENTS
 __________

Page

Financial Statements:

Condensed Balance Sheet as of June 21, 2004 (Unaudited)
and December 31, 2003	F-3

Unaudited Condensed Statement of Operations for the period
from January 1, 2004 to June 21, 2004 and for the six
months ended June 30, 2003	F-4

Unaudited Condensed Statement of Stockholders’ Equity for the
period from January 1, 2004 to June 21, 2004 and for the six
months ended June 30, 2003	F-5

Unaudited Condensed Statement of Cash Flows for the period from
January 1, 2004 to June 21, 2004 and for the six months ended
June 30, 2003	F-6

Notes to Unaudited Condensed Financial Statements	F-7

F-2

CRESCENT ISP OPERATIONS
CONDENSED BALANCE SHEET
 June 21, 2004 and December 31, 2003
__________

	June 21,	December 31,
	2004	2003
ASSETS	(Unaudited)	(Note)

Current assets:
Accounts receivable, net of allowance for
doubtful accounts of $78,000 at June 21, 2004
and December 31, 2003	$192,729	$109,445

Total current assets	192,729	109,445
Equipment, net of accumulated depreciation of
$310,732 and $256,359 at June 21, 2004 and
December 31, 2003, respectively	238,995	293,368
Goodwill	200,346	200,346

Total assets	$632,070	$603,159

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Deferred revenue	146,099	145,555

Total current liabilities	146,099	145,555
Commitment and contingencies
Stockholders’ equity	485,971	457,604

Total liabilities and stockholders, equity	$632,070	$603,159

Note: The balance sheet at December 31, 2003 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

     The accompanying notes are an integral
part of these unaudited condensed financial statements.

CRESCENT ISP OPERATIONS
UNAUDITED CONDENSED STATEMENT OF OPERATIONS
for the period from January 1, 2004 to June 21, 2004
and for the six months ended June 30, 2003
__________

	2004	2003

Sales and service revenue	$847,551	$954,850
Cost of sales and services	680,830	660,668

Gross margin	166,721	294,182
Selling, general and administrative expenses	657,395	964,673

Loss from operations	(490,674)	(670,491)
Interest expense	(20,326)	(15,191)

Net loss	$(511,000)	$(685,682)

     The accompanying notes are an integral
part of these unaudited condensed financial statements.

CRESCENT ISP OPERATIONS
UNAUDITED CONDENSED STATEMENT OF STOCKHOLDERS’ EQUITY
for the period from January 1, 2004 to June 21, 2004
and for the six months ended June 30, 2003
__________

	2004	2003

Balance at beginning of period	$457,604	$723,721
Cash contributions by the Company	522,863	646,852
Non-cash contributions by the Company	16,504	1,313
Net loss	(511,000)	(685,682)

Balance at end of period	$485,971	$686,204

     The accompanying notes are an integral
part of these unaudited condensed financial statements.

CRESCENT ISP OPERATIONS
UNAUDITED CONDENSED STATEMENT OF CASH FLOWS
for the period from January 1, 2004 to June 21, 2004
and for the six months ended June 30, 2003
__________

	2004	2003

Cash flows from operating activities:
Net loss	$(511,000)	$(685,682)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation expense	54,373	54,220
Provision for bad debt	—	67,909
Deferred revenue	544	(10,063)
Common stock and compensatory stock options
issued for services	16,504	1,313
Changes in operating assets and liabilities-
accounts receivable	(83,284)	(63,139)

Net cash used in operating activities	(522,863)	(635,442)

Cash flows from investing activities:
Purchase of equipment	-	(11,410)

Net cash used in investing activities	-	(11,410)

Cash flows from financing activities:
Capital contributed by the Company	522,863	646,852

Net cash provided by financing activities	522,863	646,852

Net increase (decrease) in cash and cash equivalents	-	-

Cash and cash equivalents at beginning of period	-	-

Cash and cash equivalents at end of period	$-	$-

     The accompanying notes are an integral
part of these unaudited condensed financial statements.

CRESCENT ISP OPERATIONS
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
__________

1.	Organization and Summary of Significant Accounting Policies

On June 21, 2004, DFW Internet Services, Inc., a wholly owned subsidiary of MobilPro Corporation acquired the assets comprising the connectivity services of Crescent Communications, Inc. (the “Company”), including wireless, digital subscriber line and traditional communication technologies to business and residential customers. The acquired assets and associated operations of the Company are located in Houston, Texas and are, hereinafter, collectively referred to as “Crescent ISP Operations”.

Basis of Presentation

The unaudited consolidated condensed financial statements included herein have been prepared without audit pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted, pursuant to such rules and regulations. These unaudited consolidated condensed financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto of Crescent Communications, Inc. (the "Company") included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003.

The accompanying financial statements present the 2004 interim period only through June 21, 2004, the date of acquisition by DFW Internet Services, Inc. Operations subsequent to that date are included in the consolidated financial statements of Mobilepro Corp.

In the opinion of management, the unaudited consolidated condensed financial information included herein reflect all adjustments, consisting only of normal, recurring adjustments, which are necessary for a fair presentation of the Company's financial position, results of operations and cash flows for the interim periods presented. The results of operations for the interim periods presented herein are not necessarily indicative of the results to be expected for a full year or any other interim period.

The accompanying financial statements have been prepared from the records of the Company. Certain expenses of a general and administrative nature, either directly attributable to Crescent ISP Operations, or allocations of actual expenses incurred by the Company for the benefit of Crescent ISP Operations, have been allocated based upon net revenue and included in the accompanying statement of operations. Such allocated costs include, among others, legal, payroll, employee benefits, insurance and professional services. In addition, Crescent ISP Operations has been charged interest expense based upon total assets as compared to the consolidated assets of the Company. Management of the Company, including Crescent ISP Operations, believes that expenses have been allocated on a reasonable basis. For purposes of these financial statements, accounts payable, accrued expenses, notes payable and intercompany payables have been included in stockholders’ equity because liabilit ies were not assumed in the acquisition of the assets comprising the connectivity services of Crescent Communications, Inc., except to a very limited extent.

Significant Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the periods. Actual results could differ from estimates making it reasonably possible that a change in the estimates could occur in the near term.

CRESCENT ISP OPERATIONS
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS, Continued
__________

3.	Income Taxes, continued

The difference between the income tax benefit in the accompanying statement of operations and the amount that would result if the U.S. Federal statutory rate of 34% were applied to pre-tax loss for the six months ended June 30, 2004 and 2003 is primarily attributable to an allocation of the valuation allowance by the Company.

4.	Expenses Allocated by the Company

Following is an analysis of expenses allocated by the Parent and included in the Statement of Operations for the period from January 1, 2004 to June 21, 2004 and the six months ended June 30 2003,:

	2004	2003

Expenses allocated based on revenues:
Cost of sales	$680,830	$660,668
Selling, general and administrative
Expenses	657,395	964,673

Expense allocated based on stockholders’
equity:
Interest expense	20,326	15,191

Expense calculated on a separate return
basis and allocated using the Parent’s
effective tax rate:
Income tax expense	-	-

6.	Related Party Transactions

During the period from January 21, 2004 to June 21, 2004 and the six months ended June 30, 2004 and 2003, the Company incurred interest expenses on related party debt of approximately $18,000 and $13,000, respectively.

7.	Acquisition by MobilePro Corporation

Effective June 21, 2004, the Company entered into an Asset Sale Agreement (the “Agreement”) with DFW Internet Services, Inc. (“DFW”), a Texas corporation and a wholly-owned subsidiary of MobilePro Corporation for the sale of certain assets related to connectivity services including wireless, digital subscriber line and traditional communication technologies to business and residential customers. Under the terms of this Agreement, the Company received a total of $1,150,000 of which $900,000 was cash and $250,000 was a one-year, 6% secured one-year promissory note. Additionally, DFW acquired 85% of accounts receivable associated with services provided to the Crescent ISP Operations’ customers through June 21, 2004. In connection with the agreement, DFW entered into a one-year sublease for certain of Crescent’s leased space at 701 N. Post Oak Road, Suite 630, Houston, Texas, for rental rate of $3,000 per month. The terms and conditions of the t ransactions were the result of arms-length negotiations by the parties.

Continued

CRESCENT ISP OPERATIONS
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS, Continued
__________

7.	Acquisition by MobilePro Corporation, continued

Following is an analysis of the assets acquired and liabilities assumed by MobilePro Corporation.

Tangible assets acquired:
Accounts receivable	$227,314
Inventory	38,843
Other assets	2,206
Equipment	238,995

507,358

Consideration given:
Accounts payable assumed	94,386
Deferred revenue at date of acquisition	125,292
Note payable	250,000
Cash	944,768

1,414,446

Goodwill	$907,088

F-9

CRESCENT ISP OPERATIONS
__________

FINANCIAL STATEMENTS
 WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
for the years ended December 31, 2003 and 2002

F-1

CRESCENT ISP OPERATIONS
TABLE OF CONTENTS
__________

Page

Report of Independent Registered Public Accounting Firm	F-3

Financial Statements:

Balance Sheet as of December 31, 2003 and 2002	F-4

Statement of Operations for the years
ended December 31, 2003 and 2002	F-5

Statement of Stockholders’ Equity for the
years ended December 31, 2003 and 2002	F-6

Statement of Cash Flows for the years
ended December 31, 2003 and 2002	F-7

Notes to Financial Statements	F-8

F-2

HAM, LANGSTON & BREZINA, L.L.P. Certified Public Accountants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Directors
Crescent ISP Operations

We have audited the accompanying balance sheet of Crescent ISP Operations as of December 31, 2003 and 2002, and the related statements of operations, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based upon our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

At December 31, 2003 and 2002 and for the years then ended, Crescent ISP Operations was included in the operations of Crescent Communications, Inc. Crescent Communications, Inc. is organized with centralized operational, financial, managerial, accounting and administrative functions and, accordingly, a portion of the cost of such centralized functions has been allocated and reported in the financial statements of Crescent ISP Operations.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crescent ISP Operations as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Houston, Texas
September 3, 2004

F-3

CRESCENT ISP OPERATIONS
BALANCE SHEET
 December 31, 2003 and 2002
__________

	2003	2002

ASSETS

Current assets:
Accounts receivable, net of allowance for
doubtful accounts of $78,000 and 45,000
at December 31, 2003 and 2002, respectively	$109,445	$249,178

Total current assets	109,445	249,178

Equipment, net	293,368	396,124

Goodwill	200,346	200,346

Total assets	$603,159	$845,648

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Deferred revenue	$145,555	$121,927

Total current liabilities	145,555	121,927

Commitments and contingencies

Stockholders’ equity	457,604	723,721

Total liabilities and stockholders’ equity	$603,159	$845,648

The accompanying notes are an integral part of these financial statements. F-4

CRESCENT ISP OPERATIONS
STATEMENT OF OPERATIONS
for the years ended December 31, 2003 and 2002
__________

	2003	2002

Sales and service revenue	$1,854,289	$1,595,605

Cost of sales and services	1,359,690	1,247,708

Gross margin	494,599	347,897

Selling, general and administrative expenses	1,919,626	2,417,387

Loss from operations	(1,425,027)	(2,069,590)

Interest expense	(30,832)	(141,556)

Net loss	$(1,455,859)	$(2,211,046)

The accompanying notes are an integral
part of these financial statements.
F-5

     CRESCENT ISP OPERATIONS
STATEMENT OF STOCKHOLDERS’ EQUITY
for the years ended December 31, 2003 and 2002
__________

	2003	2002

Balance at December 31, 2001	$723,721	$766,390

Cash contributions by the Company	1,001,810	1,523,424

Non-cash contributions by the Company	187,932	644,953

Net loss	(1,455,859)	(2,211,046)

Balance at December 31, 2002	$457,604	$723,721

The accompanying notes are an integral
part of these financial statements.
 F-6

     CRESCENT ISP OPERATIONS
STATEMENT OF CASH FLOWS
for the years ended December 31, 2003 and 2002
__________

	2003	2002

Cash flows from operating activities:
Net loss	$(1,455,859)	$(2,211,046)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation expense	114,000	108,541
Provision for bad debt	109,671	67,909
Deferred revenue	23,628	39,142
Common stock and compensatory stock options
issued for services	187,932	540,762
Amortization of loan costs	-	104,191
Changes in operating assets and liabilities-
accounts receivable	30,062	(147,065)

Net cash used in operating activities	(990,566)	(1,497,566)

Cash flows from investing activities:
Purchase of equipment	(11,244)	(25,858)

Net cash used in investing activities	(11,244)	(25,858)

Cash flows from financing activities:
Capital contributed by the Company	1,001,810	1,523,424

Net cash provided by financing activities	1,001,810	1,523,424

Net increase (decrease) in cash and cash equivalents	-	-

Cash and cash equivalents at beginning of period	-	-

Cash and cash equivalents at end of period	$-	$-

Supplemental disclosure of cash flow information:

Cash paid for interest expense	$30,832	$24,418

Cash paid for income taxes	$-	$-

The accompanying notes are an integral
part of these financial statements.
 F-7

CRESCENT ISP OPERATIONS
NOTES TO FINANCIAL STATEMENTS
__________

1.	Organization and Summary of Significant Accounting Policies

On June 21, 2004, DFW Internet Services, Inc., a wholly owned subsidiary of MobilPro Corporation acquired the assets comprising the connectivity services of Crescent Communications, Inc. (the “Company”), including wireless, digital subscriber line and traditional communication technologies to business and residential customers. The acquired assets and associated operations of the Company are located in Houston, Texas and are, hereinafter, collectively referred to as “Crescent ISP Operations”.

Following is a summary of Crescent ISP Operation’s significant accounting policies:

Basis of Presentation

The accompanying financial statements have been prepared from the records of the Company. Certain expenses of a general and administrative nature, either directly attributable to Crescent ISP Operations, or allocations of actual expenses incurred by the Company for the benefit of Crescent ISP Operations, have been allocated based upon net revenue and included in the accompanying statement of operations. Such allocated costs include, among others, legal, payroll, employee benefits, insurance and professional services. In addition, Crescent ISP Operations has been charged interest expense based upon total assets as compared to the consolidated assets of the Company. Management of the Company, including Crescent ISP Operations, believes that expenses have been allocated on a reasonable basis. For purposes of these financial statements, accounts payable, accrued expenses, notes payable and intercompany payables have been included in stockholders’ equity because liabili ties were not assumed in the acquisition of the assets comprising the connectivity services of Crescent Communications, Inc.

Significant Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the periods. Actual results could differ from estimates making it reasonably possible that a change in the estimates could occur in the near term.

Cash and Cash Equivalents

Crescent ISP Operations considers all highly liquid short-term investments with an original maturity of three months or less when purchased to be cash equivalents.

Property and Equipment
Equipment is recorded at cost and depreciated on the straight-line method over the five year estimated useful life of the telecommunications equipment. Expenditures for normal repairs and maintenance are charged to expense as incurred. The cost and related accumulated depreciation of assets sold or otherwise disposed of are removed from the accounts, and any gain or loss is included in operations.

Continued F-8

CRESCENT ISP OPERATIONS
 NOTES TO FINANCIAL STATEMENTS, Continued
__________

1.	Organization and Summary of Significant Accounting Policies, continued

Impairment of Long-Lived Assets

In the event facts and circumstances indicate the carrying value of a long-lived asset, including associated intangibles, may be impaired, an evaluation of recoverability is performed by comparing the estimated future undiscounted cash flows associated with the asset to the asset’s carrying amount to determine if a write-down to market value or discounted cash flow is required. Based upon a recent evaluation by management, an impairment write-down of the Company’s long-lived assets was not deemed necessary.

Income Taxes

Historically, Crescent ISP Operations have been included in the United States income tax return of the Company. Accordingly, intra-company allocation of income taxes would ordinarily be calculated on a separate return basis for purposes of these financial statements. However, the Company is in a significant net operating loss carryforward position and, accordingly, no income taxes have been allocated to Crescent ISP Operations. Deferred taxes are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the Company’s enacted marginal tax rates.

Fair Value of Financial Instruments

The Company includes fair value information in the notes to financial statements when the fair value of its financial instruments is different from the book value. When the book value approximates fair value, no additional disclosure is made.

Comprehensive Income

The Company has adopted Statement of Financial Accounting Standards (“SFAS”) No. 130, Reporting Comprehensive Income, which requires a company to display an amount representing comprehensive income as part of the Company’s basic financial statements. Comprehensive income includes such items as unrealized gains or losses on certain investment securities and certain foreign currency translation adjustments. The Company’s financial statements include none of the additional elements that affect comprehensive income. Accordingly, comprehensive income and net income are identical.

Goodwill

Goodwill, which represents the excess of acquisition cost over the net assets acquired in the Company’s acquisition of Berens Industries, Inc., is not being amortized because the acquisition was completed after June 30, 2001 and the acquisition is therefore immediately subject to the provisions of SFAS No. 142, “Goodwill and Other Intangible Assets”. Under the provisions of SFAS No. 142, the Company must assess goodwill for impairment at least annually using implied fair value estimates that are based upon a hypothetical current purchase price allocation to a reporting unit’s assets and liabilities. The resulting goodwill from that hypothetical purchase price allocation is then compared to the recorded goodwill for possible impairment. The fair values used in the hypothetical purchase price allocation should be based on the most reliable indicator of fair value such as quoted market prices in an active market or multiples of earnings or revenues.

Continued F-9

CRESCENT ISP OPERATIONS
NOTES TO FINANCIAL STATEMENTS, Continued
__________

1.	Organization and Summary of Significant Accounting Policies, continued

Revenue Recognition

Revenue from connectivity services is recognized based upon contractually determined monthly service charges to individual customers. Such services are billed in advance and, accordingly, revenues are deferred until the period in which the services are provided. At December 31, 2003, deferred service revenue was $192,038.

Revenue from sale of equipment or connectivity related services are recognized upon delivery of the equipment or at the time the services are provided.

Advertising Costs

The Company expenses the costs associated with advertising as incurred. Advertising and promotional expenses were approximately $4,000 for the year ended December 31, 2003.

Recently Issued Accounting Pronouncements

In June 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities,” which addresses financial accounting and reporting for costs associated with exit or disposal activities and supersedes Emerging Issues Task Force (“EITF”) Issue No. 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring).” SFAS No. 146 requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. In addition, SFAS No. 146 establishes that fair value is the objective for initial measurement of the liability. SFAS No. 146 is effective for exit or disposal activities initiated after December 31, 2002, but early adoption is permitted. The implementation of SFAS No. 146 did not have an impact on Crescent ISP Operations’ results of operations or financial position.

In December 2002, the FASB issued SFAS No. 148, “Accounting for Stock Based Compensation”, which amends SFAS No. 123 to provide alternative methods of transaction for an entity that voluntarily changes to the fair value method of accounting for stock based employee compensation. It also amends the disclosure provisions of SFAS No. 123 to require prominent disclosure about the effects on reported net income of an entity’s accounting policy decisions with respect to stock based employee compensation. Finally, SFAS No. 148 amends APB Opinion No. 28, “Interim Financial Reporting”, to require disclosure of those effects in interim financial statements. SFAS No. 148 is effective for fiscal years ended after December 15, 2002, but early adoption is permitted. The Company continues to follow the provisions of APB Opinion No. 25 in recognizing employee stock-based compensation. The disclosure requirements of SFAS No. 148 did not impact Crescent ISP Opera tions.

In January 2003, the FASB issued FASB Interpretation (FIN) No. 46 “Consolidation of Variable Interest Entities.” FIN No. 46 requires a company to consolidate a variable interest entity (“VIE”) if the company has variable interests that give it a majority of the expected losses or a majority of the expected residual returns of the entity. Prior to FIN No. 46, VIEs were commonly referred to as SPEs. FIN No. 46 is effective immediately for VIEs created after January 31, 2003. This interpretation did not have a material effect on the Company’s or Crescent ISP Operations’ financial condition or results of operations.

Continued F-10

CRESCENT ISP OPERATIONS
NOTES TO FINANCIAL STATEMENTS, Continued
__________

1.	Organization and Summary of Significant Accounting Policies, continued

Recently Issued Accounting Pronouncements

In April 2003, the FASB issued SFAS No. 149, Amendment to Statement No. 133 on Derivative Instruments and Hedging Activities. This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under SFAS No. 133. The changes in SFAS No. 149 improve financial reporting by requiring that contracts with comparable characteristics be accounted for similarly. Those changes will result in more consistent reporting of contracts as either derivatives or hybrid instruments. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003, except in certain instances detailed in the statement, and hedging relationships designated after June 30, 2003. Except as otherwise stated in SFAS No. 149, all provisions should be applied prospectively. The adoption of this statement did not have a materia l effect on the Company’s, including Crescent ISP Operations, financial condition or results of operations.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” SFAS No. 150, which is effective at the beginning of the first interim period beginning after June 15, 2003, must be implemented by reporting the cumulative effect of a change in accounting principle for financial instruments created before the issuance date of the statement and still existing at the beginning of the interim period of adoption. The statement requires that a financial instrument which falls within the scope of the statement to be classified and measured as a liability. The following financial instruments are required to be classified as liabilities: (1) shares that are mandatorily redeemable, (2) an obligation to repurchase the issuer’s equity shares or one indexed to such an obligation and that requires or may require settlement by transferring assets and (3) the embodiment of an unconditional obli gation that the issuer may or may not settle by issuing a variable number of equity shares if, at inception, the monetary value of the obligation is based on certain measurements defined in the statement. The adoption of this statement did not have a material effect on the Company’s, including Crescent ISP Operations, financial condition or results of operations.

2.	Liquidity and Capital Resources

During the years ended December 31, 2003 and 2002 Crescent ISP Operations was unable to generate cash flows sufficient to support its operations and was dependent on debt and equity raised from qualified individual investors. During the years ended December 31, 2003 and 2002 Crescent ISP Operations experienced negative financial results as follows:

	2003	2002

Net loss	$(1,455,859)	$(2,211,046)
Negative cash flow from operations	(990,556)	(1,497,568)
Working capital	(36,110)	127,251

These factors raised substantial doubt about Crescent ISP Operations’ ability to continue as a going concern. During 2003 the Company supported Crescent ISP Operations’ current operations by: 1) raising additional operating cash through private placements of its common stock, 2) issuing debt and debt convertible to common stock to certain key stockholders and 3) issuing stock and options as compensation to certain employees and vendors in lieu of cash payments. These steps have provided Crescent ISP Operations’ with the cash flows to continue its business plan, but have not resulted in significant improvement in its financial position.

Continued F-11

CRESCENT ISP OPERATIONS
 NOTES TO FINANCIAL STATEMENTS, Continued
__________

2.	Liquidity and Capital Resources, continued

The sale of Crescent ISP Operations on June 21, 2004 made those operations dependent on the financial resources of MobilPro Corporation through its wholly-owned subsidiary, DFW Internet Services, Inc. Accordingly, management believes the viability of Crescent ISP Operations is enhanced and no reference to the Company’s ability to continue as a going concern has been included in the accompanying report of independent registered public accounting firm.

3.	Equipment

Equipment, net consists of the following at December 31, 2003 and 2002:

	2003	2002

Computer and telecommunications equipment	$549,727	$538,483
Less accumulated depreciation	(256,359)	(142,359)

	$293,368	$396,124

Depreciation expense for the years ended December 31, 2003 and 2002 was $114,000 and $108,541, respectively. Depreciation expense is presented in cost of sales in the accompanying statement of operations.

4.	Income Taxes

The composition of deferred tax assets and the related tax effects at December 31, 2003 and 2002 were as follows:

	2003	2002

Liabilities

Basis of goodwill	$6,433	$11,353
Basis of property and equipment	37,575	43,591

Total liabilities	44,008	54,944

Assets

Allowance for doubtful accounts	15,300	27,200
Other	28,708	27,744

Total assets	44,008	54,944

Net deferred tax asset	$-	$-

Continued

CRESCENT ISP OPERATIONS
 NOTES TO FINANCIAL STATEMENTS, Continued
__________

4.	Income Taxes, continued

The difference between the income tax benefit in the accompanying statement of operations and the amount that would result if the U.S. Federal statutory rate of 34% were applied to pre-tax loss for the years ended December 31, 2003 and 2002 is as follows:

	2003		2002

	Amount	Percent	Amount	Percent

Benefit for income tax at
federal statutory rate	$494,832	34.0%	$751,756	34.0%
Non-deductible meals
and entertainment	(1,279)	-	(290)	-
Non-deductible compensation	(63,897)	(4.4)	(219,284)	(9.9)
Non-deductible interest expense	-	-	(35,425)	(1.6)
Valuation allowance allocated
by the Company	(429,656)	(29.6)	(496,757)	(22.5)

Total	$-	-%	$-	-%

5.	Expenses Allocated by the Parent

Following is an analysis of expenses allocated by the Company and included in the Statement of Operations for the years ended December 31, 2003 and 2002:

	2003	2002
Expenses allocated based on revenues:
Cost of sales and services	$1,359,690	$1,247,708
Selling, general and administrative
expenses	1,919,626	2,417,387

Expense allocated based on assets:
Interest expense	30,832	141,556

Expense calculated on a separate return
basis and allocated using the Parent’s
effective tax rate:
Income tax expense	-	-

6.	Related Party Transactions

During the years ended December 31, 2003 and 2002, the Company incurred interest expenses on related party debt of approximately $126,000 and $28,000, respectively.

7.	Subsequent Event

Effective June 21, 2004, the Company entered into an Asset Sale Agreement (the “Agreement”) with DFW Internet Services, Inc. (“DFW”), a Texas corporation and a wholly-owned subsidiary of MobilePro Corporation for the sale of certain assets related to connectivity services including wireless, digital subscriber line and traditional communication technologies to business and residential customers. The assets sold are the assets that comprise Crescent ISP Operations. Under the terms of this Agreement, the Company received a total of $1,150,000 of which $900,000 was cash and $250,000 was a one-year, 6% secured one-year promissory note. Additionally, DFW acquired 85% of accounts receivable associated with services provided to the Crescent ISP Operations’ customers through June 17, 2004. In connection with the agreement, DFW entered into a one-year sublease for certain of Crescent’s leased space at 701 N. Post Oak Road, Suite 630, Houston, Texas, fo r rental rate of $3,000 per month. The terms and conditions of the transactions were the result of arms-length negotiations by the parties.